Self Administration Transaction - Summary of Estimated Fair Value Consideration Transferred (Detail)	Jun. 28, 2019 USD ($)
Fair Value of Consideration Transferred:
Total	$ 111,300,000
Contribution Agreement and Membership Interest Purchase Agreement
Fair Value of Consideration Transferred:
Cash	3,918,185	[1]
Total Consideration Transferred	98,461,185
Fair value of our preexisting 50% equity interests	12,800,000
Total	111,261,185
Contribution Agreement and Membership Interest Purchase Agreement | Class A-1 Units
Fair Value of Consideration Transferred:
Units	63,643,000
Contribution Agreement and Membership Interest Purchase Agreement | Class A-2 Units (contingent earnout)
Fair Value of Consideration Transferred:
Units	$ 30,900,000

[1]	We assumed a net asset of approximately $0.5 million, which per the Contribution Agreement we were required to pay to SAM the value thereof and such amount was included above as cash consideration.